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                                                                      EXHIBIT 21


                          INDEPENDENT BANK CORPORATION
                         Subsidiaries of the Registrant


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                                                                          State of Incorporation
                                                                          ----------------------
IBC Capital Finance
              Ionia, Michigan                                                    Delaware

Independent Bank
              Ionia, Michigan                                                    Michigan

Independent Bank West Michigan
              Rockford, Michigan                                                 Michigan

Independent Bank South Michigan
              Leslie, Michigan                                                   Michigan

Independent Bank East Michigan
              Caro, Michigan                                                     Michigan

Independent Bank MSB
              Bay City, Michigan                                                 Michigan

IBC Financial Services, Inc. (a subsidiary of Independent Bank)
              Ionia, Michigan                                                    Michigan

Independent Title Services, Inc. (a subsidiary of Independent Bank,
              Independent Bank West Michigan, Independent Bank
              South Michigan and Independent Bank East Michigan)
              Rockford, Michigan                                                 Michigan

First Home Financial (a subsidiary of Independent Bank)
              Grand Rapids, Michigan                                             Michigan

MSB Investment and Insurance Services, Inc. (a subsidiary of
              Independent Bank MSB)
              Bay City, Michigan                                                 Michigan

MSB Service Corporation (a subsidiary of Independent Bank MSB)
              Bay City, Michigan                                                 Michigan

Independent Mortgage Company-Central Michigan
              (a subsidiary of Independent Bank)
              South Ionia, Michigan                                              Michigan

Independent Mortgage Company-West Michigan
              (a subsidiary of Independent Bank West Michigan)
              Rockford, Michigan                                                 Michigan

Independent Mortgage Company-South Michigan
              (a subsidiary of Independent Bank South Michigan)
              Leslie, Michigan                                                   Michigan

Independent Mortgage Company-East Michigan
              (a subsidiary of Independent Bank East Michigan)
              Caro, Michigan                                                     Michigan

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